Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VistaGen Therapeutics, Inc. (the “Company”) for the quarter ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shawn K. Singh, JD, the Company’s Principal Executive Officer, and Jerrold D. Dotson, the Company’s Principal Financial Officer, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The Report fully complies with the requirement of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 16, 2016

/s/ Shawn K. Singh
Shawn K. Singh
Principal Executive Officer

/s/ Jerrold D. Dotson
Jerrold D. Dotson
Principal Financial Officer